SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): AUGUST 14, 2003
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                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



              0-27618                                16-0547600
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      (Commission File Number)            (IRS Employer Identification No.)



   140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK          14228-1197
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       (Address of principal executive offices)               (Zip Code)




        Registrant's telephone number including area code: (716) 689-5400
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          (Former name or former address, if changed since last report)




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Item 5.  OTHER EVENTS.

         On August 14, 2003, the registrant announced the adoption of the following Audit Committee Policy:

"It is the policy of the Audit Committee of the Board of Directors of Columbus McKinnon Corporation that non-audit fees paid to the Company's independent auditor (Ernst & Young LLP) in any one year will henceforth not exceed the total of audit fees, audit-related fees, and tax compliance and return preparation fess."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       COLUMBUS MCKINNON CORPORATION


                                       By:    /S/ ROBERT L. MONTGOMERY, JR.
                                              -----------------------------
                                       Name:  Robert L. Montgomery, Jr.
                                       Title: Executive Vice President


Dated:  AUGUST 14, 2003
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